UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

VALOR COMMUNICATIONS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32422 (Commission File Number) 201 E. John Carpenter Freeway, Suite 200, Irving, Texas (Address of Principal Executive Offices)	20-0792300 (IRS Employer Identification No.) 75062 (Zip Code)

(972) 373-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement.

On March 22, 2005, the board of directors of Valor Communications Group, Inc. (the “Company”) adopted the 2005 Incentive Compensation Plan (the “Plan”), pursuant to which selected management employees of the Company, including executive management, may receive annual cash incentive awards. The Plan will be administered by the Company’s senior management and awards will be calculated based upon the Company’s financial performance (determined by reference to revenue and EBITDA targets established under the Plan from time to time) and such employee’s performance, as evaluated by the Company’s management.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2005	VALOR COMMUNICATIONS GROUP, INC.

	By:	/s/ William M. Ojile, Jr.

William M. Ojile, Jr. Senior Vice President, Chief Legal Officer and Secretary